Exhibit 99.3

April 2015

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
SVP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data	Three Months Ended
	March	December	September	June	March	December	September	June
	2015	2014	2014	2014	2014	2013	2013	2013
Ratios (percent)
Return on average assets	1.12	1.13	1.02	1.34	1.00	1.24	1.35	1.94
Return on average common equity	10.3	10.0	9.2	11.9	9.0	10.8	12.1	17.3
Average Bancorp shareholders’ equity as a percent of average assets	11.49	11.54	11.71	11.57	11.53	11.51	11.71	11.64
Net interest margin(a)	2.86	2.96	3.10	3.15	3.22	3.21	3.31	3.33
Efficiency(a)	61.0	59.6	62.1	58.2	64.9	61.5	59.2	53.2
Net losses charged-off as a percent of average loans and leases	0.41	0.83	0.50	0.45	0.76	0.67	0.49	0.51
ALLL as a percent of portfolio loans and leases	1.42	1.47	1.56	1.61	1.65	1.79	1.92	1.99
Allowance for credit losses as a percent of portfolio loans and leases	1.57	1.62	1.71	1.77	1.82	1.97	2.11	2.18
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.76	0.82	0.88	0.92	1.05	1.10	1.16	1.32
Allowance for loan and lease losses as a percent of nonperforming assets(b)	188	178	178	175	157	161	165	151
Allowance for credit losses as a percent of nonperforming assets(b)	207	196	195	192	173	178	182	165
Common Share Data
Earnings per share	$0.45	$0.44	$0.39	$0.49	$0.36	$0.44	$0.47	$0.67
Earnings per diluted share	$0.44	$0.43	$0.39	$0.49	$0.36	$0.43	$0.47	$0.65
Cash dividends per common share	0.13	0.13	0.13	0.13	0.12	0.12	0.12	0.12
Book value per share	17.85	17.35	16.87	16.74	16.27	15.85	15.84	15.56
Common shares outstanding, excluding treasury	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955
Market price per share:
High	$20.21	$20.69	$21.75	$23.19	$23.39	$21.04	$19.69	$18.60
Low	17.22	17.74	19.52	20.03	20.50	17.50	18.04	15.80
End of period	18.85	20.38	20.02	21.35	22.96	21.03	18.05	18.05
Supplemental Data
Common dividends declared ($ in millions)	$106	$107	$108	$110	$102	$103	$106	$102
Full-time equivalent employees	18,471	18,351	18,503	18,732	19,080	19,446	20,256	20,569
Banking centers	1,303	1,302	1,308	1,309	1,311	1,320	1,326	1,326
ATMs	2,637	2,638	2,639	2,619	2,614	2,586	2,374	2,433

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data	Three Months Ended
	March		December		September		June		March		December		September		June
	2015		2014		2014		2014		2014		2013		2013		2013
Income Statement ($ in millions)
Interest income (FTE)	$975		$1,016		$1,023		$1,013		$998		$1,007		$997		$989
Interest expense	123		128		115		108		100		102		99		104

Net interest income (FTE)	852		888		908		905		898		905		898		885
Provision for loan and lease losses	69		99		71		76		69		53		51		64
Noninterest income:
Service charges on deposits	135		142		145		139		133		142		140		136
Investment advisory revenue	108		100		103		102		102		98		97		98
Corporate banking revenue	92		120		100		107		104		94		102		106
Mortgage banking net revenue	86		61		61		78		109		126		121		233
Card and processing revenue	71		76		75		76		68		71		69		67
Other noninterest income	164		150		33		226		41		170		185		414
Securities gains, net	4		4		3		8		7		2		2		—
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—		—		—		—		—		—		5		6

Total noninterest income	660		653		520		736		564		703		721		1,060
Noninterest expense:
Salaries, wages and incentives	369		366		357		368		359		388		389		404
Employee benefits	99		79		75		79		101		78		83		83
Net occupancy expense	79		77		78		79		80		77		75		76
Technology and communications	55		54		53		52		53		53		52		50
Equipment expense	31		30		30		30		30		29		29		28
Card and processing expense	36		36		37		37		31		37		33		33
Other noninterest expense	254		276		258		309		296		327		298		361

Total noninterest expense	923		918		888		954		950		989		959		1,035
Income before income taxes (FTE)	520		524		469		611		443		566		609		846
Taxable equivalent adjustment	5		5		5		5		5		5		5		5

Income before income taxes	515		519		464		606		438		561		604		841
Applicable income tax expense	133		134		124		167		119		159		183		250

Net income	$382		$385		$340		$439		$319		$402		$421		$591
Less: Net income attributable to noncontrolling interests	—		—		—		—		1		—		—		—

Net income attributable to Bancorp	$382		$385		$340		$439		$318		$402		$421		$591
Dividends on preferred stock	15		23		12		23		9		19		—		9

Net income available to common shareholders	$367		$362		$328		$416		$309		$383		$421		$582

	Basel III		Basel I
Regulatory Capital Data ($ in millions)(a)
Common equity tier I	$11,567		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Additional tier I capital	1,343		N/A		N/A		N/A		N/A		N/A		N/A		N/A

Tier I capital	$12,910		$12,764		$12,661		$12,644		$12,182		$12,094		$12,762		$12,426
Tier II capital	4,112		4,131		4,103		4,101		4,174		4,337		3,665		3,666

Total risk-based capital	$17,022		$16,895		$16,764		$16,745		$16,356		$16,431		$16,427		$16,092

Risk-weighted assets	$120,248	(b)	$117,878		$116,917		$117,117		$116,622		$115,969		$113,801		$111,559

Common equity tier 1 ratio	9.62	%(b)	N/A		N/A		N/A		N/A		N/A		N/A		N/A
Tier I risk-based capital ratio	10.74	%(b)	10.83%		10.83%		10.80%		10.45%		10.43%		11.21%		11.14%
Total risk-based capital ratio	14.16	%(b)	14.33%		14.34%		14.30%		14.02%		14.17%		14.43%		14.43%
Tier I leverage ratio	9.61%		9.66%		9.82%		9.86%		9.71%		9.73%		10.64%		10.45%
Tier I common equity ratio	N/A		9.65	%(c)	9.64	%(c)	9.61	%(c)	9.51	%(c)	9.45	%(c)	9.95	%(c)	9.49	%(c)

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ Basel III Final Rule, assets and credit equivalent amounts of off-balance sheet exposures are calculated according to the standardized approach for risk-weighted assets. The resulting values are added together resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data	As of
	March	December	September	June	March	December	September	June
	2015	2014	2014	2014	2014	2013	2013	2013
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,920	$3,091	$3,125	$3,312	$3,153	$3,178	$2,887	$2,390
Available-for-sale and other securities	26,409	22,408	22,912	22,814	20,749	18,597	18,080	16,187
Held-to-maturity securities	177	187	191	194	195	208	265	274
Trading securities	392	360	389	361	347	343	246	219
Other short-term investments	4,919	7,914	3,637	2,386	2,202	5,116	2,622	1,109

Total cash and securities	34,817	33,960	30,254	29,067	26,646	27,442	24,100	20,179
Loans held for sale	724	1,261	641	682	780	944	1,330	2,148
Portfolio loans and leases	91,244	90,084	90,624	90,484	89,705	88,614	87,231	87,032

Total loans and leases	91,968	91,345	91,265	91,166	90,485	89,558	88,561	89,180
Allowance for loan and lease losses	(1,300)	(1,322)	(1,414)	(1,458)	(1,483)	(1,582)	(1,677)	(1,735)
Bank premises and equipment	2,433	2,465	2,467	2,491	2,528	2,531	2,528	2,540
Operating lease equipment	725	728	732	667	714	730	707	645
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	14	15	16	17	18	19	21	23
Servicing rights	789	858	935	931	975	971	919	899
Other real estate owned	145 (a)	217	242	266	291	299	312	301
Other assets	8,492	8,024	7,275	6,999	7,064	8,059	7,786	8,912

Total assets	$140,499	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360

Liabilities
Deposits:
Demand	$35,343	$34,809	$32,258	$32,140	$31,234	$32,634	$30,153	$30,097
Interest checking	27,191	26,800	24,930	24,744	25,472	25,875	23,527	22,878
Savings	15,355	15,051	15,355	16,087	16,867	17,045	17,583	18,448
Money market	18,105	17,083	16,199	14,216	13,208	11,644	10,433	9,247
Foreign office	811	1,114	1,577	1,418	1,922	1,976	1,409	1,570
Other time	4,044	3,960	3,856	3,724	3,660	3,530	3,524	3,793
Certificates—$100,000 and over	2,566	2,895	3,117	3,623	4,511	6,571	7,497	7,374
Other foreign office	—	—	—	—	—	—	—	47

Total deposits	103,415	101,712	97,292	95,952	96,874	99,275	94,126	93,454
Federal funds purchased	200	144	148	153	268	284	225	636
Other short-term borrowings	1,413	1,556	2,730	3,146	2,717	1,380	3,487	2,112
Other liabilities	5,491	4,662	4,239	3,842	3,698	5,245	5,057	5,941
Long-term debt	14,055	14,967	14,336	13,961	11,233	9,633	8,098	6,940

Total liabilities	124,574	123,041	118,745	117,054	114,790	115,817	110,993	109,083

Equity
Common and preferred equity	17,442	17,169	16,889	16,661	16,122	15,802	15,085	15,292
Net unrealized gains:
Available-for-sale securities	608	475	338	410	231	121	268	203
Qualifying cash flow hedges	47	23	12	22	16	13	31	29
Accumulated other comprehensive income
related to employee benefit plans	(67)	(69)	(49)	(50)	(51)	(52)	(81)	(83)
Treasury stock, at cost	(2,145)	(1,972)	(1,786)	(1,574)	(1,492)	(1,295)	(662)	(1,202)

Total Bancorp shareholders’ equity	15,885	15,626	15,404	15,469	14,826	14,589	14,641	14,239
Noncontrolling interests	40	39	39	39	38	37	39	38

Total equity	15,925	15,665	15,443	15,508	14,864	14,626	14,680	14,277

Total liabilities and equity	$140,499	$138,706	$134,188	$132,562	$129,654	$130,443	$125,673	$123,360

Share Data
Preferred shares outstanding—Series G	—	—	—	—	—	—	—	16,442
Preferred shares outstanding—Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding—Series I	18,000	18,000	18,000	18,000	18,000	18,000	—	—
Preferred shares outstanding—Series J	12,000	12,000	12,000	12,000	—	—	—	—
Common shares outstanding, excluding treasury	815,190,210	824,046,952	834,261,897	844,488,849	847,568,728	855,305,745	887,029,539	851,473,955
Treasury shares held	108,702,371	99,845,629	89,630,684	79,403,732	76,323,853	68,586,836	36,863,042	72,418,626

(a)	During the first quarter of 2015, Fifth Third adopted Accounting Standards Update 2014-14, Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure. This ASU requires that certain government guaranteed residential real estate mortgage loans that meet specific criteria be recognized as other receivables upon foreclosure; previously these assets were included in OREO. Government guaranteed residential real estate mortgage loans that completed foreclosure during the first quarter of 2015 and met the criteria specified by ASU 2014-14 are excluded from this line and included in other receivables in the other assets category above.

Quarterly Data
	Three Months Ended
	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	91,659	$91,581	$91,428	91,241	$90,238	$88,865	89,154	$89,473
Taxable securities	23,102	22,364	22,594	21,706	20,385	18,383	16,590	15,346
Tax exempt securities	59	64	50	52	46	48	44	55
Other short-term investments	5,877	5,176	2,283	2,182	2,509	4,612	1,894	1,561

Total interest-earning assets	120,697	119,185	116,355	115,181	113,178	111,908	107,682	106,435
Cash and due from banks	2,830	3,008	2,862	2,847	2,850	2,956	2,380	2,359
Other assets	15,447	14,800	14,461	14,417	14,478	14,986	15,015	15,198
Allowance for loan and lease losses	(1,322)	(1,413)	(1,458)	(1,480)	(1,576)	(1,671)	(1,731)	(1,780)

Total assets	137,652	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212

Liabilities
Interest-bearing liabilities:
Interest checking	26,885	$25,478	$24,926	$25,222	$25,911	$24,650	$23,116	$22,796
Savings	15,174	15,173	15,759	16,509	16,903	17,323	18,026	18,864
Money market	17,492	17,023	15,222	13,942	12,439	11,285	9,693	8,918
Foreign office	861	1,439	1,663	2,200	2,017	1,717	1,755	1,418
Other time	4,022	3,936	3,800	3,693	3,616	3,529	3,676	3,859
Certificates—$100,000 and over	2,683	2,998	3,339	3,840	5,576	7,456	7,315	6,519
Other foreign office	—	—	—	—	—	—	17	10
Federal funds purchased	172	161	520	606	547	301	464	560
Other short-term borrowings	1,602	1,481	1,973	2,234	1,808	2,177	1,675	2,867
Long-term debt	14,448	14,855	13,955	12,524	10,313	9,135	7,453	7,552

Total interest-bearing liabilities	83,339	82,544	81,157	80,770	79,130	77,573	73,190	73,363
Demand deposits	33,760	33,301	31,790	31,275	30,626	30,765	30,655	29,682
Other liabilities	4,694	4,052	3,749	3,724	4,274	5,045	5,023	4,908

Total liabilities	121,793	119,897	116,696	115,769	114,030	113,383	108,868	107,953
Equity	15,859	15,683	15,524	15,196	14,900	14,796	14,478	14,259

Total liabilities and equity	137,652	$135,580	$132,220	$130,965	$128,930	$128,179	$123,346	$122,212

Average loans and leases (excluding held for sale)	90,508	$91,041	$90,799	$90,549	$89,530	$87,895	$87,272	$86,707
Share Data
Average common shares outstanding - basic	810,209,585	819,057,247	829,391,505	838,492,046	845,860,065	868,077,089	880,182,513	858,582,710
Average common shares outstanding - diluted	818,672,259	827,831,317	838,324,420	848,245,111	857,923,596	877,510,663	888,111,269	900,625,454

Quarterly Data	Three Months Ended
	March 2015	December 2014	September 2014	June 2014	March 2014	December 2013	September 2013	June 2013
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$42,062	$40,801	$41,111	$41,364	$40,692	$39,347	$38,260	$37,868
Commercial mortgage loans	7,210	7,410	7,566	7,807	7,959	8,069	8,058	8,450
Commercial construction loans	2,303	2,071	1,704	1,426	1,220	1,041	879	758
Commercial leases	3,787	3,721	3,555	3,572	3,577	3,626	3,572	3,570

Subtotal—commercial	55,362	54,003	53,936	54,169	53,448	52,083	50,769	50,646
Consumer:
Residential mortgage loans	13,258	13,582	13,520	13,250	13,275	13,570	13,832	14,513
Home equity	8,714	8,886	8,987	9,056	9,125	9,246	9,356	9,531
Automobile loans	11,873	12,037	12,121	12,050	12,088	11,984	12,072	12,015
Credit card	2,291	2,401	2,317	2,261	2,177	2,294	2,157	2,114
Other consumer loans and leases	470	436	384	380	372	381	375	361

Subtotal—consumer	36,606	37,342	37,329	36,997	37,037	37,475	37,792	38,534

Total loans and leases	$91,968	$91,345	$91,265	$91,166	$90,485	$89,558	$88,561	$89,180

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,462	$41,313	$41,525	$41,451	$40,409	$38,846	$38,145	$37,636
Commercial mortgage loans	7,248	7,482	7,637	7,886	7,983	8,051	8,280	8,627
Commercial construction loans	2,198	1,911	1,565	1,364	1,118	955	797	717
Commercial leases	3,716	3,601	3,576	3,556	3,607	3,579	3,574	3,553

Subtotal—commercial	54,624	54,307	54,303	54,257	53,117	51,431	50,796	50,533
Consumer:
Residential mortgage loans	13,515	13,526	13,342	13,202	13,304	13,544	14,333	14,984
Home equity	8,802	8,937	9,009	9,101	9,194	9,296	9,432	9,625
Automobile loans	11,933	12,073	12,105	12,070	12,023	12,019	12,083	11,887
Credit card	2,321	2,324	2,295	2,232	2,230	2,202	2,140	2,071
Other consumer loans and leases	464	414	374	379	370	373	370	373

Subtotal—consumer	37,035	37,274	37,125	36,984	37,121	37,434	38,358	38,940

Total average loans and leases	$91,659	$91,581	$91,428	$91,241	$90,238	$88,865	$89,154	$89,473

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$231	$269	$305	$323	$398	$387	$391	$551
Nonaccrual loans held for sale	2	24	4	5	3	6	11	15
Restructured loans—(nonaccrual) held for sale	—	15	3	—	—	—	—	—
Restructured loans and leases (nonaccrual) portfolio	295	310	315	317	335	364	379	358
OREO and other repossessed property	165	165 (a)	176 (a)	192 (a)	213 (a)	229 (a)	244 (a)	241 (a)

Total nonperforming assets	$693	$783	$803	$837	$949	$986	$1,025	$1,165

Ninety days past due loans and leases	$78	$87	$87	$94	$94	$103	$156	$152

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$200	$241	$267	$249	$301	$287	$310	$356
Commercial mortgage loans	126	146	121	141	147	146	187	235
Commercial construction loans	1	2	4	10	19	31	34	47
Residential mortgage loans	70	94	111	117	141	165	166	202
Home equity	90	93	85	93	94	93	48	46
Other consumer loans and leases	41	42	39	35	34	35	36	38

Total nonperforming loans and leases (including held for sale)	$528	$618	$627	$645	$736	$757	$781	$924

Credit Charge-Offs ($ in millions)
Gross charge-offs	($115)	($215)	($146)	($127)	($190)	($183)	($141)	($145)
Recoveries	24	24	31	26	22	35	32	$33

Net losses charged off	($91)	($191)	($115)	($101)	($168)	($148)	($109)	($112)

(a)	Excludes OREO related to government insured loans. During the first quarter of 2015, Fifth Third adopted Accounting Standards Update 2014-14, Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure. This ASU requires that certain government guaranteed residential real estate mortgage loans that meet specific criteria be recognized as other receivables upon foreclosure; during 2014 and 2013 these assets were included in OREO in the Bancorp’s Condensed Consolidated Balance Sheet.